Securities Act File No. 33-847
                                                Securities Act File No. 33-67852


                                  PILGRIM FUNDS

                      Supplement dated May 16, 2001 to the
                      Class I Prospectus dated May 1, 2001


1.   CHANGE IN SUB-ADVISER FOR PILGRIM RESEARCH ENHANCED INDEX FUND

     On May 9, 2001, the Board of Trustees of Pilgrim Mayflower Trust approved the termination of the existing Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. ("J.P. Morgan") for the Pilgrim Research Enhanced Index Fund ("Research Enhanced Index Fund") effective July 31, 2001. The Board of Trustees also approved a new sub-advisory agreement with Aeltus Investment Management, Inc. ("Aeltus"). A meeting of shareholders of the Research Enhanced Index Fund has been scheduled to consider approval of the new sub-advisory agreement. Proxy statements that provide details will be mailed to shareholders in the early summer of 2001. If approved by shareholders, Aeltus will become the sub-adviser to the Pilgrim Research Enhanced Index Fund effective August 1, 2001.

     If shareholders approve Aeltus as sub-adviser to the Research Enhanced Index Fund, ING Pilgrim Investments, LLC ("ING Pilgrim Investments"), the Adviser, will retain overall responsibility for the management of the Research Enhanced Index Fund. Aeltus and ING Pilgrim Investments are sister companies under the common control of ING Groep N.V.

     If Aeltus becomes the sub-adviser of the Research Enhanced Index Fund, there would be no change in the advisory fee rate the Research Enhanced Index Fund pays to ING Pilgrim Investments, or the sub-advisory fee that ING Pilgrim Investments pays to the sub-adviser.

     The chart below shows the performance of the Research Enhanced Index Fund. It also provides performance information for the Aetna Index Plus Large Cap Fund and Aetna Index Plus Large Cap VP, mutual funds for which Aeltus serves as the adviser and that have "enhanced index" strategies that are substantially similar to the strategy of the Research Enhanced Index Fund.

             Pilgrim Research           Aetna Index Plus       Aetna Index Plus
Year    Enhanced Index Fund(1),(2)   Large Cap Fund(3),(4)      Large Cap VP(5)
----    --------------------------   ---------------------     ----------------
2000             (12.79)                     (9.72)                  (9.41)
1999              18.59                      24.28                   24.30
1998                N/A                      32.12                   31.60
1997                N/A                       N/A                    33.89

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(1)  Performance figures are provided for Class A Shares of the Pilgrim Research
     Enhanced Index Fund. Class A Shares of the Fund commenced operations on December 30, 1998.

(2) Performance figures do not reflect sales charges and would be lower if they did. The ratio of expenses to average daily net assets for the most recently completed fiscal year end was 1.37%.

(3) Performance figures are provided for Class A Shares of the Aetna Index Plus Large Cap Fund. Class A Shares commenced operations on February 7, 1997.

(4) Performance figures do not reflect sales charges and would be lower if they did. The ratio of expenses to average daily net assets for the most recently completed fiscal year was 0.91%.

(5)  Aetna Index Plus Large Cap VP commenced operations on September 16, 1996.

     The performance information included in the chart above shows only the historical track record of J.P. Morgan and Aeltus and is not an indication of how the Research Enhanced Index Fund will perform in the future.

     Following the assumption of portfolio management duties by Aeltus, significant portfolio turnover may occur in connection with a restructuring of the Fund's holdings to reflect the management style of Aeltus. Such restructuring may result in increased transactional costs for the Research Enhanced Index Fund.

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